U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
March 31, 2021 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.4%
	Australia - 7.6%
2,028,009	Perseus Mining, Ltd. (a)	$1,648,199
1,646,085	Ramelius Resources, Ltd.	1,844,167
1,558,130	Silver Lake Resources, Ltd. (a)	1,769,298
1,156,797	Westgold Resources, Ltd. (a)	1,752,896
		7,014,560
	Canada - 66.4% (b)
612,947	B2Gold Corporation	2,641,802
372,435	Centerra Gold, Inc.	3,295,518
974,685	China Gold International Resources Corporation, Ltd. (a)	2,582,744
438,391	Dundee Precious Metals, Inc.	2,675,626
246,260	Eldorado Gold Corporation (a)	2,657,145
81,696	Franco-Nevada Corporation	10,235,692
564,550	Gran Colombia Gold Corporation	2,421,361
876,188	IAMGOLD Corporation (a)	2,611,040
482,269	Jaguar Mining, Inc.	2,436,865
410,431	Kinross Gold Corporation	2,737,575
720,157	Maverix Metals, Inc.	3,795,227
286,378	Metalla Royalty & Streaming, Ltd.	2,543,037
336,943	Osisko Gold Royalties, Ltd.	3,713,112
541,675	Sandstorm Gold, Ltd. (a)	3,683,390
287,051	Torex Gold Resources, Inc. (a)	3,624,969
244,152	Wheaton Precious Metals Corporation	9,329,048
		60,984,151
	Egypt - 2.0%
1,248,252	Centamin plc	1,789,683

	Peru - 1.9%
643,422	Hochschild Mining plc	1,735,910
	South Africa - 8.1%
101,380	African Rainbow Minerals, Ltd.	1,910,216
97,215	Impala Platinum Holdings, Ltd.	1,802,890
266,300	Royal Bafokeng Platinum, Ltd.	1,984,621
97,406	Sibanye Stillwater, Ltd. - ADR	1,739,671
		7,437,398
	United States - 13.4%
1,684,012	Argonaut Gold, Inc. (a)	3,082,062
85,366	Royal Gold, Inc.	9,187,089
		12,269,151
	TOTAL COMMON STOCKS (Cost $89,988,530)	91,230,853

	SHORT-TERM INVESTMENTS - 0.5%
500,852	Fidelity Investments Money Market Funds - Government Portfolio, Class I, 0.01% (c)	500,852
	TOTAL SHORT-TERM INVESTMENTS (Cost $500,852)	500,852
	TOTAL INVESTMENTS - 99.9% (Cost $90,489,382)	91,731,705
	Other Assets in Excess of Liabilities - 0.1%	104,597
	NET ASSETS - 100.0%	$91,836,302

	Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c)	Rate shown is the annualized seven-day yield as of March 31, 2021.

Summary of Fair Value Disclosure at March 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$91,230,853	$-	$-	$91,230,853
Short-Term Investments	500,852	-	-	500,852
Total Investments in Securities	$91,731,705	$-	$-	$91,731,705
^ See Schedule of Investments for breakout of investments by country classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.